                                     Annual Report

TEMPLETON RETIREMENT ANNUITY

..    TRA SEPARATE ACCOUNT
..    FRANKLIN TEMPLETON
     VARIABLE INSURANCE PRODUCTS TRUST
     TEMPLETON GROWTH SECURITIES FUND - CLASS 1

                                                               December 31, 2002



[FRANKLIN TEMPLETON INVESTMENTS LOGO]

TEMPLETON RETIREMENT ANNUITY
ANNUAL REPORT
TABLE OF CONTENTS


                Letter to Contract Owners.................     2
                A Word About Risk.........................     6
                Important Notes to Performance Information     7
                Manager's Discussion......................  TG-1
                Performance...............................  TG-6
                Financial Highlights......................  TG-7
                Statement of Investments..................  TG-9
                Financial Statements...................... TG-13
                Notes to Financial Statements............. TG-16
                Templeton Funds Retirement Annuity
                  Separate Account Financials.............  SA-1
                Index Descriptions........................   I-1
                Board Members and Officers................ BOD-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 24 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.


TRA A02 02/03

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Templeton Retirement Annuity covers the year ended December 31, 2002. For most investors, 2002 was a year that tested their fortitude. U.S. economic growth wavered during the year, mainly because of weakness in corporate capital spending. Amid lower earnings, sluggish capacity utilization rates, volatile capital markets and a slew of high-profile accounting scandals, U.S. companies continued to focus more on balance sheet strengthening than on making capital investments. Because many companies' existing manufacturing plants generally were underutilized, additional plant and machinery investments became unnecessary. Lack of a clear vision into the future caused many companies to delay capital investment. In an effort to stimulate investment, the Federal Reserve Board lowered the federal funds target rate to 1.25% in November.

For most of the year, the U.S. consumer drove U.S. economic growth, in spite of a steady rise in the U.S. unemployment rate and historically high personal debt levels. American households benefited from several factors that enabled real disposable personal income growth to remain surprisingly steady throughout the year. Such factors included tax cuts, lower interest rates, real wage growth, and an enormous mortgage refinancing boom that was made even bigger by rising home prices. With more cash in hand, consumers proved willing to spend throughout most of the year. However, household spending began to slow near year-end.

Calendar-year 2002 was a year of extreme volatility for U.S. equity markets. Investor sentiment shifted back and forth, depending on economic data and news of corporate accounting scandals, rising unemployment, geopolitical conflicts and threats of war and terrorism. The U.S. stock markets surged up and down correspondingly, ending with their third consecutive losing year, a string not recorded since the Great Depression era.

Global stock markets also retreated for the third straight year, confounded by the uncertain U.S. economy and some sluggish Asian economies (notably Japan's), financial crises in Latin America, the threat of war and a further deflating of the technology bubble in much of Europe. Not even an improving backdrop of declining global interest rates and falling valuations could offset the negative effects. By period-end, there were some reasons for optimism, however, as global investors welcomed the European Central Bank's decision to reduce rates in December. In addition, the euro appreciated to a three-year high against the U.S. dollar during the fiscal year.

For the 12 months ended December 31, 2002, the Dow Jones Industrial Average(TM), Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index posted cumulative total returns of -14.98%, -22.09% and -31.13%, respectively./1/ Indicative of global markets, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index returned -15.66%./1/ Emerging stock markets generally outperformed their developed country counterparts for the second consecutive year, and the MSCI Emerging Markets Free Index returned -6.00% for the same period./1/

In the U.S., investors reacted to the economic uncertainty and stock market volatility by flocking to Treasury securities, and their yields, which move in the opposite direction of their prices, tumbled. As a result, 2002 was the third year in a row that Treasuries rose in value as stocks declined. Corporate bonds, particularly junk bonds, were a different story, in large part because of the corporate accounting scandals that came to light during the period. For the year ended December 31, 2002, the 10-year Treasury note posted a 14.62% return and the Credit Suisse First Boston High Yield Index returned -3.10%./2/

Despite the uncertainty of some recent economic data, we believe a moderate economic recovery with low inflationary pressures is likely to unfold. It appears to us that the federal government is focusing on ways to bolster corporate growth and encourage capital spending in 2003, which could stimulate the economy. Meanwhile, the prospect of a future military conflict in Iraq remains a wild card for any economic outlook.

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.
2. Sources: Standard & Poor's Micropal (Lehman Brothers); CS First Boston. Please see Index Descriptions following the Fund Summaries..

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,
 /s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust
 /s/ Kenneth A. Lewis
Kenneth A. Lewis
President and Chief Executive Officer
Templeton Funds Annuity Company

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investment in particular sectors from time to time, some funds carry greater risk of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                               TEMPLETON GROWTH SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

Global equity investors faced another extremely difficult environment in the 12 months ended December 31, 2002, as evidenced by the -18.98% one-year cumulative total return of the Morgan Stanley Capital International All Country (MSCI AC) World Free Index -- its third consecutive year in negative territory./1/ For perhaps an unprecedented second year in a row, all regions and sectors in the MSCI AC World Free Index finished 2002 with negative performance in U.S.-dollar terms. The reason was simple: investors' widespread desire to avoid risk. Risk aversion climbed across all assets classes as evidenced by dramatically widening risk spreads in bonds and rising risk premiums for equities. With the global economy in the doldrums, company fundamentals showed no signs of improvement. Ongoing threats of terrorism in the U.S. and escalating geopolitical tensions only added to the weakness and volatility. Policy makers responded with monetary stimulus in an effort to revive economies, but the efforts have been slow to take hold.

Similarly, there were no safe havens in equities. Value- or growth-oriented, large- or small-capitalization stocks -- no matter the type -- all had negative returns. Stocks seemed to perform irrespective of economic sensitivity, with materials (cyclically exposed) and consumer staples (considered to be defensive, or non-cyclical) both performing well. Information technology and telecommunication services finished the year as the two worst performing industries.

Within such an environment, the Fund delivered poor results for the year under review. When 2002 started we earnestly believed the Fund was positioned well enough to weather any type of market. We believed the portfolio's generally defensive nature and our holdings in what, in our opinion, represents the planet's very best equity values, would protect it from all but the most severe market corrections. For the first half of the year, this was true, with Fund performance through May 2002 essentially flat. During that time, the Fund's exposure to consumer staples, energy, utilities and materials stocks helped insulate


1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
12/31/02

Europe                                          36.5%
North America                                   32.4%
Asia                                            17.9%
Latin America/Caribbean                          4.7%
Australia & New Zealand                          2.8%
Mid-East/Africa                                  0.3%
Short-Term Investments & Other Net Assets        5.4%
shareholders from the ongoing downturn in technology, telecommunications and media companies. But as deflation and macroeconomic worries grew, even these successful sectors succumbed to selling pressure. During 2002's third quarter, global markets posted terrible performance, and the Fund suffered double-digit losses. The final months of the year offered only a partial rebound, thanks to minor improvements on the economic and accounting fronts and closure of the mid-term U.S. elections. Specifically, our large holdings of inexpensive food retailers, including Albertson's and Kroger, weakened with signs of deflation. Philips Electronics and Cheung Kong Holdings, two of our long-time favorites we believe offer solid fundamentals and cash generating businesses, were not able to stave off investor ire, and fell dramatically in 2002's third quarter.

We remained nearly fully invested all year, taking profits in select Asian banks such as HSBC and Australia and New Zealand Banking Group, consumer staples such as Procter & Gamble and Newell Rubbermaid, chemicals companies DSM and Lyondell Chemical, and some energy companies. We reinvested the proceeds into companies we believed offered better risk/reward profiles. For the first time in many years we bought technology and pharmaceutical companies that carried valuations we previously deemed too high. We selectively initiated small positions in both sectors early in the year and added to them on weakness. Admittedly, we were too early in our buying, and in hindsight the Fund would have performed better for the year had we simply waited until the end of September on any purchases. But we have never been market timers, and as long as valuations appear attractive and our in-depth analysis supports investment, we seize individual opportunities as they come, confident their value will eventually be recognized.

Portions of our insurance, technology and pharmaceutical exposure performed poorly. Together with telecommunications exposure, these four areas provided the most drag on Fund performance. Our exposure to large property casualty insurers in North America and to AAA-rated European reinsurers experienced dramatic price pressure over the summer as well. Although the ability of insurance companies to increase pricing appears to be improving as competition declines, European insurers typically carry much higher equity exposure, and in the late summer sell-off they were pummeled as rumors circulated they would have to reduce these stakes near what turned out to be market lows.


 Top 10 Holdings
 Templeton Growth
 Securities Fund
 12/31/02

                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------------------------

                    Eni SpA                         2.0%
                    Oil & Gas, Italy

                    Shell Transport & Trading
                    Co. PLC                         2.0%
                    Oil & Gas, U.K.

                    General Mills Inc.              1.7%
                    Food Products, U.S.

                    KT Corp., ADR                   1.6%
                    Diversified
                    Telecommunication Services,
                    South Korea

                    BHP Billiton PLC                1.6%
                    Metals & Mining, Australia

                    Samsung Electronics Co. Ltd.    1.6%
                    Semiconductor Equipment &
                    Products, South Korea

                    UBS AG                          1.5%
                    Banks, Switzerland

                    Cheung Kong Holdings Ltd.       1.5%
                    Real Estate, Hong Kong

                    Nippon Telegraph &
                    Telephone Corp.                 1.5%
                    Diversified
                    Telecommunication Services,
                    Japan

                    Pharmacia Corp.                 1.5%
                    Pharmaceuticals, U.S.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

In technology, tight corporate information technology (IT) budgets and technology saturation meant our investments in related companies such as IT storage company EMC, contract manufacturer Celestica and software consultant EDS were too early. We were simply wrong on others, such as contract manufacturer Solectron, as we underestimated their loss of business to lower-cost Asian competitors. We found moderate success with contract manufacturer Jabil Circuit and Indian software company Satyam Computer. Despite holding what may seem like many companies, our general lack of comfort with valuations in much of the technology sector meant our overall technology weighting stayed significantly below that of the MSCI AC World Free Index's 11% weighting as of December 31, 2002.

Fears of patent expiration and accounting worries pushed pharmaceutical companies to valuation levels not seen since the mid-1990s. Although patent expiration is a real issue, we were able to identify individual companies that we feel successfully funded research and development to update their drug pipelines, and after a temporary period of weakness should not only survive but in our opinion excel at tapping future markets. We did sell two pharmaceutical holdings entirely after significant losses. Our investment in Irish company Elan plunged as a weaker operating environment quickly deteriorated into a liquidity crunch exacerbated by the revelation that Elan's management had hidden underperforming divisions from the public. And we took advantage of a better risk/reward profile to sell Germany's Merck, and invested the proceeds in French life sciences company Aventis.

Telecommunications was the world's second worst-performing sector according to MSCI, down about 28% in dollar terms. Not only did the underlying businesses contract dramatically, particularly in the U.S., but we saw several instances of fraud and rumors of fraud that caught investors off guard. While we feel fortunate to have sold WorldCom before it went into bankruptcy, frankly this stock had already hurt the portfolio's returns.

On December 31, 2002, the Fund's largest country weighting was in the U.S. (at 30.1% of total net assets), well below the global benchmark's weighting, and only two of our top ten holdings were domiciled there (General Mills and Pharmacia). Although the U.S. exposure was fairly stable all year long, many of the names changed. We sold or trimmed several companies that posted solid performance early in the year like insurance companies Allstate and Torchmark, and sold consumer powerhouse Procter & Gamble and defense company Raytheon after they reached our valuation targets.

We remain wary about the U.S. economy. The U.S. consumer is the largest single driver of its economy, and by extension the global economy. Yet it is difficult to expect sustained incremental consumer spending given the year's already strong housing and durable goods sales. Longer-term, the current account deficit and high consumer debt levels are problematic for a strong recovery. Importantly, although stock prices have dropped dramatically so have the underlying operating fundamentals, and we find stock valuations are still on the expensive side, particularly in technology.

Europe's stock markets performed slightly better than those of the U.S., but country performance varied significantly. The U.K. and Spanish markets, where the Fund held 12.2% and 4.9% of total net assets at year-end, each fell about 15%. Meanwhile, German chancellery elections and heavy index exposure to financials and telecommunications dragged that market down nearly 33%, making Germany one of Europe's worst performing markets. However, careful stock selection in sectors we believe are undervalued and defensive sectors like consumer staples Unilever, Nestle and Marks & Spencer supported Fund returns. Our European energy and utility stock selections from years past finally bore fruit, with investments in Italian oil company Eni and petroleum giant Shell benefiting from restructuring efforts and stronger oil prices. While Europe is plagued by slower growth and poor demographics relative to Asia or North America, we think valuations were significantly more attractive at period-end. Furthermore, Europe offers solidly run multinational companies that have been far less aggressive at boosting operating performance with accounting gimmickry, in our analysis. We believe that as global recovery takes hold, these companies and their relatively undemanding valuations will again attract investor attention. We typically do not hedge currencies as our studies show the hedging costs to be high and that holding a basket of currencies aids diversification. Keeping this in mind, at year-end 2002 the Fund's largest regional exposure was to Europe, and despite Europe's lackluster performance in 2002, as the U.S. dollar's value eroded against many currencies -- especially the euro -- our unhedged exposure benefited investors.

In Asia at year-end, the Fund's three largest country weightings were South Korea (6.1% of total net assets), Japan (4.6%) and Hong Kong (4.5%). South Korea was one of the few markets to post positive performance and our exposure to Samsung Electronics and KT Corp. delivered strong results.

These companies moved into the Fund's top 10 holdings for the first time. Hong Kong has typically been our largest weighting in Asia, but deflationary pressures from China and higher unemployment held back this market in 2002. Additionally, we sold some of our Hong Kong Electric and HSBC Holdings shares on strength. Additions in the region included conglomerate Hutchison Whampoa, one of Hong Kong's oldest port operators, and China Mobile, China's largest mobile phone operator.

Japanese stocks had relatively low representation in the Fund, and most of the reasons have not changed. Valuations, while more compelling to us than years ago in some cases, are still hampered by the need for genuine reform, and many companies have yet to undertake any serious restructuring. Political gridlock is preventing the banking system from clearing away its bad debts, so that viable lending can commence and allow Japan to grow again.

In conclusion, stimulation from lower interest rates, tax cuts and government spending should help the global economy. We expect 2003 to be a year of stabilization, underpinned by modest economic growth and moderately improving corporate profits, but we think a smooth transition is unlikely. As always, our near-term focus will be applying our bottom-up investment process to identify stocks selling at low valuations that also have the potential to benefit our clients over the longer term.


 This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Growth Securities Fund - Class 1
 Periods ended 12/31/02

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (3/15/94)
             -----------------------------------------------------
             Cumulative Total Return     -18.32%  +8.53%  +73.71%
             Average Annual Total Return -18.32%  +1.65%   +6.48%
             Value of $10,000 Investment  $8,168 $10,853  $17,371

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/02)

The graph compares the performance of Templeton Growth Securities Fund - Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

                                    [CHART]

Templeton Growth Securities Fund     $17,371
MSCI All Country World Free Index*   $14,412

*Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

              Past performance does not guarantee future results.
TG-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

                                                                    Class 1
                                              ---------------------------------------------------
                                                            Year Ended December 31,
                                              ---------------------------------------------------
                                                 2002      2001       2000       1999      1998
                                              ---------  --------  ----------  --------  --------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $   11.09  $  13.76  $    15.63  $  14.77  $  15.34
                                              ---------------------------------------------------
Income from investment operations:
  Net investment income/a/...................       .17       .26         .30       .28       .35
  Net realized and unrealized gains (losses).     (2.13)     (.36)       (.15)     2.66       .98
                                              ---------------------------------------------------
Total from investment operations.............     (1.96)     (.10)        .15      2.94      1.33
                                              ---------------------------------------------------
Less distributions from:
  Net investment income......................      (.24)     (.28)       (.27)     (.36)     (.41)
  Net realized gains.........................      (.22)    (2.29)      (1.75)    (1.72)    (1.49)
                                              ---------------------------------------------------
Total distributions..........................      (.46)    (2.57)      (2.02)    (2.08)    (1.90)
                                              ---------------------------------------------------
Net asset value, end of year................. $    8.67  $  11.09  $    13.76  $  15.63  $  14.77
                                              ---------------------------------------------------

Total return/b/..............................  (18.32)%    (.98)%       1.74%    21.04%     8.98%

Ratios/supplemental data
Net assets, end of year (000's).............. $ 665,537  $996,725  $1,163,637  $708,310  $747,080
Ratios to average net assets:................
  Expenses...................................      .87%      .85%        .88%      .88%      .88%
  Net investment income......................     1.69%     2.13%       2.18%     1.87%     2.27%
Portfolio turnover rate......................    30.67%    31.05%      69.67%    46.54%    32.30%




/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin
   Templeton
 VariableInsurance Products Trust serves as an underlying investment vehicle.
         Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                              Class 2
                                              -------------------------------------
                                                      Year Ended December 31,
                                              -------------------------------------
                                                 2002      2001      2000    1999/c/
                                              ---------  --------  -------  -------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year........... $   11.01  $  13.69  $ 15.60  $ 15.34
                                              -------------------------------------
Income from investment operations:
  Net investment income/a/...................       .13       .21      .25      .17
  Net realized and unrealized gains (losses).     (2.10)     (.34)    (.15)    2.17
                                              -------------------------------------
Total from investment operations.............     (1.97)     (.13)     .10     2.34
                                              -------------------------------------
Less distributions from:
  Net investment income......................      (.23)     (.26)    (.26)    (.36)
  Net realized gains.........................      (.22)    (2.29)   (1.75)   (1.72)
                                              -------------------------------------
Total distributions..........................      (.45)    (2.55)   (2.01)   (2.08)
                                              -------------------------------------
Net asset value, end of year................. $    8.59  $  11.01  $ 13.69  $ 15.60
                                              -------------------------------------

Total return/b/..............................  (18.49)%   (1.31)%    1.47%   16.35%

Ratios/supplemental data
Net assets, end of year (000's).............. $ 190,054  $113,925  $79,043  $ 4,483
Ratios to average net assets:
  Expenses...................................     1.12%     1.10%    1.12%   1.14% /d/
  Net investment income......................     1.44%     1.80%    1.87%   1.17% /d/
Portfolio turnover rate......................    30.67%    31.05%   69.67%   46.54%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
 VariableInsurance Products Trust serves as an underlying investment vehicle.
         Total return is not annualized for periods less than one year. /c/For the period January 6, 1999 (effective date ) to December 31, 1999. /d/Annualized.

TG-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002

                                                     COUNTRY      SHARES      VALUE
---------------------------------------------------------------------------------------
    Common Stocks 93.1%
    Aerospace & Defense 2.5%
    BAE Systems PLC.............................. United Kingdom 3,247,043 $  6,481,958
    BAE Systems PLC, 144A........................ United Kingdom    35,823       71,512
    Boeing Co.................................... United States    225,000    7,422,750
    Rolls-Royce PLC.............................. United Kingdom 4,427,334    7,626,453
                                                                           ------------
                                                                             21,602,673
                                                                           ------------
    Airlines .9%
    Singapore Airlines Ltd.......................   Singapore    1,303,100    7,663,084
                                                                           ------------
    Automobiles .7%
    Volkswagen AG................................    Germany       165,400    5,988,163
                                                                           ------------
    Banks 8.4%
    Abbey National PLC........................... United Kingdom 1,028,959    8,580,732
    DBS Group Holdings Ltd.......................   Singapore      725,000    4,597,867
    Foreningssparbanken AB, A....................     Sweden       350,000    4,137,353
    HSBC Holdings PLC............................   Hong Kong      800,401    8,749,823
    Kookmin Bank.................................  South Korea     198,000    7,011,509
    Lloyds TSB Group PLC......................... United Kingdom 1,406,237   10,096,943
    San Paolo-IMI SpA............................     Italy      1,022,000    6,649,387
    Standard Chartered PLC....................... United Kingdom   774,545    8,803,348
/a/ UBS AG.......................................  Switzerland     270,250   13,134,303
                                                                           ------------
                                                                             71,761,265
                                                                           ------------
    Chemicals 3.8%
    Akzo Nobel NV................................  Netherlands     355,200   11,268,085
    BASF AG......................................    Germany       223,200    8,408,676
    Bayer AG, Br.................................    Germany       418,290    8,779,029
    Lyondell Chemical Co......................... United States    333,830    4,219,611
                                                                           ------------
                                                                             32,675,401
                                                                           ------------
    Commercial Services & Supplies 1.1%
    Waste Management Inc......................... United States    415,640    9,526,469
                                                                           ------------
    Computers & Peripherals 2.1%
/a/ EMC Corp..................................... United States  1,283,940    7,883,392
    Hewlett-Packard Co........................... United States    557,390    9,676,290
                                                                           ------------
                                                                             17,559,682
                                                                           ------------
    Diversified Financials 3.2%
    Merrill Lynch & Co. Inc...................... United States    250,000    9,487,500
    Morgan Stanley............................... United States    100,000    3,992,000
    Nomura Holdings Inc..........................     Japan        726,000    8,161,153
    Swire Pacific Ltd., A........................   Hong Kong    1,589,800    6,075,136
                                                                           ------------
                                                                             27,715,789
                                                                           ------------
    Diversified Telecommunication Services 7.8%
    Cable & Wireless PLC......................... United Kingdom 3,079,546    2,218,586
    KT Corp., ADR................................  South Korea     651,550   14,040,902
    Nippon Telegraph & Telephone Corp............     Japan          3,501   12,715,354
/a/ Philippine Long Distance Telephone Co........  Philippines      36,500      184,602
    SBC Communications Inc....................... United States    441,280   11,963,101
    Telecom Corp. of New Zealand Ltd.............  New Zealand   2,415,827    5,724,110
/a/ Telefonica SA................................     Spain      1,067,040    9,551,437
    Telefonos de Mexico SA de CV (Telmex), L, ADR     Mexico       315,225   10,080,896
                                                                           ------------
                                                                             66,478,988
                                                                           ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)


                                           COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------
Common Stocks (cont.)
Electric Utilities 5.0%
E.On AG................................    Germany         278,000 $ 11,202,502
Endesa SA..............................     Spain          800,000    9,360,604
Hong Kong Electric Holdings Ltd........   Hong Kong      1,033,498    3,909,569
Iberdrola SA, Br.......................     Spain          831,200   11,644,633
Korea Electric Power Corp..............  South Korea       458,200    7,050,419
                                                                   ------------
                                                                     43,167,727
                                                                   ------------
Electrical Equipment .4%
/a/Alstom SA...........................     France         760,228    3,789,453
                                                                   ------------
Electronic Equipment & Instruments 2.0%
/a/Celestica Inc.......................     Canada         470,940    6,640,254
Hitachi Ltd............................     Japan        1,000,500    3,836,079
/a/Jabil Circuit Inc................... United States      370,300    6,635,776
                                                                   ------------
                                                                     17,112,109
                                                                   ------------
Food & Drug Retailing 3.6%
Albertson's Inc........................ United States      537,800   11,971,428
J.Sainsbury PLC........................ United Kingdom   1,854,319    8,321,389
/a/Kroger Co........................... United States      654,190   10,107,236
                                                                   ------------
                                                                     30,400,053
                                                                   ------------
Food Products 4.2%
/a/Del Monte Foods Co.................. United States      102,905      792,369
General Mills Inc...................... United States      305,670   14,351,207
H.J. Heinz Co.......................... United States      230,419    7,573,873
Nestle SA..............................  Switzerland        34,650    7,342,482
Unilever PLC........................... United Kingdom     622,400    5,921,798
                                                                   ------------
                                                                     35,981,729
                                                                   ------------
Gas Utilities .9%
TransCanada PipeLines Ltd..............     Canada         521,413    7,564,746
                                                                   ------------
Health Care Providers & Services .5%
CIGNA Corp............................. United States       94,950    3,904,344
                                                                   ------------
Hotels Restaurants & Leisure .6%
Carnival Corp.......................... United States      204,140    5,093,293
                                                                   ------------
Household Durables 1.5%
Koninklijke Philips Electronics NV.....  Netherlands       562,480    9,857,404
Newell Rubbermaid Inc.................. United States       88,000    2,669,040
                                                                   ------------
                                                                     12,526,444
                                                                   ------------
Industrial Conglomerates 2.4%
Hutchison Whampoa Ltd..................   Hong Kong      1,068,000    6,683,260
Smiths Group PLC....................... United Kingdom     850,100    9,518,394
Tyco International Ltd................. United States      262,920    4,490,673
                                                                   ------------
                                                                     20,692,327
                                                                   ------------
Insurance 6.0%
Ace Ltd................................    Bermuda         302,000    8,860,680
Allstate Corp.......................... United States      101,990    3,772,610
American International Group Inc....... United States       20,600    1,191,710
AXA SA.................................     France         526,640    7,068,437

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

                                              COUNTRY       SHARES       VALUE
----------------------------------------------------------------------------------
Common Stocks (cont.)
Insurance (cont.)
Muenchener Rueckversicherungs-Gesellschaft    Germany          34,000 $  4,063,887
Sampo OYJ, A..............................    Finland         354,000    2,693,273
Swiss Reinsurance Co......................  Switzerland       135,000    8,855,500
Torchmark Corp............................ United States      135,740    4,958,582
XL Capital Ltd., A........................    Bermuda         127,100    9,818,475
                                                                      ------------
                                                                        51,283,154
                                                                      ------------
Internet Software & Services .5%
/a/VeriSign Inc........................... United States      541,300    4,341,226
                                                                      ------------
IT Consulting & Services 1.7%
Electronic Data Systems Corp.............. United States      450,000    8,293,500
Satyam Computers Services Ltd.............     India        1,078,580    6,251,040
                                                                      ------------
                                                                        14,544,540
                                                                      ------------
Machinery 2.3%
Invensys PLC.............................. United Kingdom   3,000,000    2,547,653
Komatsu Ltd...............................     Japan        2,400,000    7,826,746
Volvo AB, B...............................     Sweden         595,620    9,706,775
                                                                      ------------
                                                                        20,081,174
                                                                      ------------
Media 1.7%
/a/AOL Time Warner Inc.................... United States      380,000    4,978,000
APN News & Media Ltd......................   Australia      2,486,697    4,270,799
United Business Media PLC................. United Kingdom   1,074,184    5,015,026
                                                                      ------------
                                                                        14,263,825
                                                                      ------------
Metals & Mining 4.1%
/a/AK Steel Holding Corp.................. United States      795,400    6,363,200
Barrick Gold Corp.........................     Canada         348,800    5,375,008
BHP Billiton PLC..........................   Australia      2,590,463   13,835,181
POSCO.....................................  South Korea        98,092    9,759,164
                                                                      ------------
                                                                        35,332,553
                                                                      ------------
Multiline Retail 1.2%
Marks & Spencer Group PLC................. United Kingdom   1,099,900    5,577,766
Sears, Roebuck & Co....................... United States      208,370    4,990,461
                                                                      ------------
                                                                        10,568,227
                                                                      ------------
Oil & Gas 7.5%
Burlington Resources Inc.................. United States      193,400    8,248,510
Eni SpA...................................     Italy        1,081,305   17,190,949
Occidental Petroleum Corp................. United States      178,380    5,074,911
PetroChina Co. Ltd., H....................     China       29,950,000    5,952,861
Repsol YPF SA.............................     Spain          833,660   11,022,967
Shell Transport & Trading Co. PLC......... United Kingdom   2,540,483   16,727,696
                                                                      ------------
                                                                        64,217,894
                                                                      ------------
Paper & Forest Products 3.1%
Bowater Inc............................... United States      191,800    8,046,010
International Paper Co.................... United States      240,000    8,392,800
UPM-Kymmene Corp..........................    Finland         312,200   10,025,206
                                                                      ------------
                                                                        26,464,016
                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

                                                                                         COUNTRY       SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Pharmaceuticals 6.8%
Abbott Laboratories.................................................................. United States      230,310 $  9,212,400
Aventis SA...........................................................................     France         145,000    7,882,006
Bristol-Myers Squibb Co.............................................................. United States      510,430   11,816,455
Mylan Laboratories Inc............................................................... United States      264,440    9,228,956
Pharmacia Corp....................................................................... United States      300,000   12,540,000
/a/Shire Pharmaceuticals Group PLC................................................... United Kingdom   1,111,940    7,115,657
                                                                                                                 ------------
                                                                                                                   57,795,474
                                                                                                                 ------------
Real Estate 1.5%
Cheung Kong Holdings Ltd.............................................................   Hong Kong      2,011,499   13,090,407
                                                                                                                 ------------
Road & Rail .8%
East Japan Railway Co................................................................     Japan            1,316    6,531,760
                                                                                                                 ------------
Semiconductor Equipment & Products 1.8%
/a/Agere Systems Inc., A............................................................. United States    1,229,680    1,770,739
Samsung Electronics Co. Ltd..........................................................  South Korea        50,320   13,321,934
                                                                                                                 ------------
                                                                                                                   15,092,673
                                                                                                                 ------------
Software .3%
/a/Check Point Software Technologies Ltd.............................................     Israel         227,000    2,944,190
                                                                                                                 ------------
Specialty Retail .4%
/a/Toys R Us Inc..................................................................... United States      375,000    3,750,000
                                                                                                                 ------------
Wireless Telecommunication Services 1.8%
/a/AT&T Wireless Services Inc........................................................ United States    1,522,000    8,599,300
/a/China Mobile (Hong Kong) Ltd......................................................     China        2,227,500    5,298,573
SK Telecom Co. Ltd., ADR.............................................................  South Korea        54,400    1,161,440
                                                                                                                 ------------
                                                                                                                   15,059,313
                                                                                                                 ------------
Total Common Stocks (Cost $951,420,511)..............................................                             796,564,165
                                                                                                                 ------------
Preferred Stocks 1.5%
Cia Vale do Rio Doce, ADR, pfd., A...................................................     Brazil         245,000    6,737,500
Petroleo Brasileiro SA, ADR, pfd.....................................................     Brazil         350,000    4,690,000
Volkswagen AG, pfd...................................................................    Germany          60,000    1,555,203
                                                                                                                 ------------
Total Preferred Stocks (Cost $17,677,726)............................................                              12,982,703
                                                                                                                 ------------
Total Long Term Investments (Cost $969,098,237)......................................                             809,546,868
                                                                                                                 ------------
                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                     -----------
Repurchase Agreements 4.5%
/b/BZW Securities Inc. 1.05%,1/02/03 (Maturity Value $30,001,750)
  Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency
   Securities........................................................................ United States  $30,000,000   30,000,000
/b/Dresdner Bank AG., 1.00%, 1/02/03 (Maturity Value $8,441,469)
  Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency
   Securities........................................................................ United States    8,441,000    8,441,000
                                                                                                                 ------------
Total Repurchase Agreements (Cost $38,441,000).......................................                              38,441,000
                                                                                                                 ------------
Total Investments (Cost $1,007,539,237) 99.1%........................................                             847,987,868
Other Assets, less Liabilities .9%...................................................                               7,604,057
                                                                                                                 ------------
Net Assets 100.0%....................................................................                            $855,591,925
                                                                                                                 ------------

/a/Non-income producing
/b/See Note 1(c) regarding repurchase agreements.

TG-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2002

        Assets:
          Investments in securities:
            Cost....................................... $1,007,539,237
                                                        --------------
            Value......................................    847,987,868
          Cash.........................................            901
          Foreign currency, at value (cost $6,820,403).      6,885,940
          Receivables:
            Investment securities sold.................        243,571
            Capital shares sold........................        332,018
            Dividends..................................      2,036,802
                                                        --------------
             Total assets..............................    857,487,100
                                                        --------------
        Liabilities:
          Payables:
            Capital shares redeemed....................        614,306
            Affiliates.................................        680,862
          Deferred tax liability (Note 1g).............        501,249
          Other liabilities............................         98,758
                                                        --------------
             Total liabilities.........................      1,895,175
                                                        --------------
               Net assets, at value.................... $  855,591,925
                                                        --------------
        Net assets consist of:
          Undistributed net investment income.......... $   15,907,519
          Net unrealized depreciation..................   (159,904,746)
          Accumulated net realized loss................    (61,498,820)
          Capital shares...............................  1,061,087,972
                                                        --------------
               Net assets, at value.................... $  855,591,925
                                                        --------------
        Class 1:
          Net asset, at value.......................... $  665,537,469
                                                        --------------
          Shares outstanding...........................     76,787,415
                                                        --------------
          Net asset value and offering price per share.          $8.67
                                                        --------------
        Class 2:
          Net asset, at value.......................... $  190,054,456
                                                        --------------
          Shares outstanding...........................     22,114,144
                                                        --------------
          Net asset value and offering price per share.          $8.59
                                                        --------------

                                                                          TG-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2002

Investment income:
(net of foreign taxes and fees of $2,040,328)
  Dividends................................................................... $  24,242,243
  Interest....................................................................       834,726
                                                                               -------------
    Total investment income...................................................    25,076,969
                                                                               -------------
Expenses:
  Management fees (Note 3)....................................................     7,944,393
  Distribution fees - Class 2 (Note 3)........................................       372,496
  Custodian fees..............................................................       218,200
  Reports to shareholders.....................................................       261,536
  Other.......................................................................       128,467
                                                                               -------------
    Total expenses............................................................     8,925,092
                                                                               -------------
       Net investment income..................................................    16,151,877
                                                                               -------------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................   (59,564,323)
    Foreign currency transactions.............................................      (156,962)
                                                                               -------------
       Net realized loss......................................................   (59,721,285)
  Net unrealized appreciation (depreciation) on:
   Investments................................................................  (147,995,767)
    Translation of assets and liabilities denominated in foreign currencies...       299,014
    Deferred taxes (Note 1g)..................................................      (501,249)
                                                                               -------------
       Net unrealized depreciation............................................  (148,198,002)
                                                                               -------------
Net realized and unrealized loss..............................................  (207,919,287)
                                                                               -------------
Net decrease in net assets resulting from operations.......................... $(191,767,410)
                                                                               -------------

TG-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net assets
for the years ended December 31, 2002 and 2001

                                                                                                               2002
                                                                                                          ---------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................ $   16,151,877
    Net realized gain (loss) from investments and foreign currency transactions..........................    (59,721,285)
    Net unrealized depreciation on investments, deferred tax liabilities and translation of assets and
     liabilities denominated in foreign currencies.......................................................   (148,198,002)
                                                                                                          ---------------
     Net decrease in net assets resulting from operations................................................   (191,767,410)
  Distributions to shareholders from:
    Net investment income:
     Class 1.............................................................................................    (20,070,527)
     Class 2.............................................................................................     (3,259,082)
    Net realized gains:
     Class 1.............................................................................................    (18,428,918)
     Class 2.............................................................................................     (3,204,573)
                                                                                                          ---------------
  Total distributions to shareholders....................................................................    (44,963,100)
  Capital Share transactions: (Note 2)
     Class 1.............................................................................................   (102,174,647)
     Class 2.............................................................................................    113,847,109
                                                                                                          ---------------
  Total capital share transactions.......................................................................     11,672,462
     Net decrease in net assets..........................................................................   (225,058,048)
Net assets:
  Beginning of year......................................................................................  1,080,649,973
                                                                                                          ---------------
  End of year............................................................................................ $  855,591,925
                                                                                                          ---------------
Undistributed net investment income included in net assets:
  End of year............................................................................................ $   15,907,519
                                                                                                          ---------------

                                                                                                               2001

Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................ $   23,937,177
    Net realized gain (loss) from investments and foreign currency transactions..........................     20,181,710
    Net unrealized depreciation on investments, deferred tax liabilities and translation of assets and
     liabilities denominated in foreign currencies.......................................................    (56,838,661)

     Net decrease in net assets resulting from operations................................................    (12,719,774)
  Distributions to shareholders from:
    Net investment income:
     Class 1.............................................................................................    (21,511,485)
     Class 2.............................................................................................     (1,649,342)
    Net realized gains:
     Class 1.............................................................................................   (179,283,207)
     Class 2.............................................................................................    (14,800,192)

  Total distributions to shareholders....................................................................   (217,244,226)
  Capital Share transactions: (Note 2)
     Class 1.............................................................................................     17,018,594
     Class 2.............................................................................................     50,914,824

  Total capital share transactions.......................................................................     67,933,418
     Net decrease in net assets..........................................................................   (162,030,582)
Net assets:
  Beginning of year......................................................................................  1,242,680,555

  End of year............................................................................................ $1,080,649,973

Undistributed net investment income included in net assets:
  End of year............................................................................................ $   23,378,838


                                                                          TG-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Deferred Taxes

Deferred taxes are recorded for estimated tax liabilities inherent to the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                               Year Ended December 31,
                                               ------------------------------------------------------
                                                          2002                        2001
                                               ------------------------------------------------------
Class 1 Shares:                                   Shares        Amount        Shares        Amount
                                               ------------------------------------------------------
Shares sold...................................  27,335,041  $ 291,949,245   34,407,516  $ 411,498,298
Shares issued in reinvestment of distributions   3,694,764     38,499,445   17,864,296    200,794,692
Shares redeemed............................... (41,405,187)  (432,623,337) (49,693,524)  (595,274,396)
                                               ------------------------------------------------------
Net increase (decrease)....................... (10,375,382) $(102,174,647)   2,578,288  $  17,018,594
                                               ------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                              Year Ended December 31,
                                               -----------------------------------------------------
                                                          2002                       2001
                                               -----------------------------------------------------
Class 2 Shares:                                   Shares       Amount        Shares        Amount
                                               -----------------------------------------------------
Shares sold...................................  21,239,772  $207,175,310   24,877,364  $ 299,417,251
Shares issued in reinvestment of distributions     624,508     6,463,655    1,471,336     16,449,534
Shares redeemed............................... (10,095,406)  (99,791,856) (21,775,179)  (264,951,961)
                                               -----------------------------------------------------
Net increase..................................  11,768,874  $113,847,109    4,573,521  $  50,914,824
                                               -----------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity                                                       Affiliation
-----------------------------------------------------------------------------------
Franklin Templeton Services LLC (FT Services)                Administrative manager
Templeton Global Advisors Ltd. (TGAL)                        Investment manager
Franklin/Templeton Distributors Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           1.00%        First $100 million
            .90%        Over $100 million, up to and including $250 million
            .80%        Over $250 million, up to and including $500 million
            .75%        Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Templeton Growth Securities Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $52,333,376, which may be carried over to future capital gains. Such losses expire in 2010.

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $8,457,744. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

                                            2002         2001
                                         ----------- ------------
               Distributions paid from:
                 Ordinary income........ $33,239,449 $ 65,123,660
                 Long-term capital gain.  11,773,651  152,120,565
                                         ------------------------
                                         $44,963,100 $217,244,225
                                         ------------------------

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

             Cost of investments.................. $1,008,246,937
                                                   --------------
             Unrealized appreciation.............. $   67,672,563
             Unrealized depreciation..............   (227,931,634)
                                                   --------------
             Net unrealized depreciation.......... $ (160,259,069)
                                                   --------------
             Undistributed ordinary income........ $   15,907,519
             Undistributed long term capital gains             --
                                                   --------------
             Distributable earnings............... $   15,907,519
                                                   --------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $357,533,135 and $283,338,391 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 16.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

At December 31, 2002, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements

Statement of Assets and Liabilities
As of December 31, 2002

Assets:
  Investment in Franklin Templeton Variable Insurance Products Trust - Templeton Growth
   Securities Fund - Class 1, at market value - (cost $10,289,245)...................... $6,574,076
  Receivable from Templeton Funds Annuity Company.......................................    (18,977)
                                                                                         ----------
Net assets.............................................................................. $6,555,099
                                                                                         ----------
Net assets attributable to annuitants - Annuity reserves (Note 1)....................... $6,555,099
                                                                                         ----------

                                                                           SA-1
                      See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Statement of Operations
For the year ended December 31, 2002

      Investment Income:
      Income:
        Dividend distributions.............................. $   194,324
        Capital gains distributions.........................     178,430
                                                             -----------
          Total income......................................     372,754
      Expenses:
        Periodic charge (Note 2)............................      89,856
                                                             -----------
             Net investment income..........................     282,898
                                                             -----------
      Realized and unrealized gain on investments:
        Net realized loss on investments....................    (744,001)
        Unrealized depreciation of investments for the year.  (1,212,577)
                                                             -----------
        Net loss on investments.............................  (1,956,578)
                                                             -----------
      Net increase in net assets from operations............ $(1,673,680)
                                                             -----------

SA-2
                      See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Statements of Changes in Net Assets

                                                                           Year ended   Year ended
                                                                          December 31, December 31,
                                                                              2002         2001
                                                                          ------------ ------------
Increase (decrease) in net assets from operations:
  Net investment income.................................................. $   282,898  $ 1,810,583
  Net realized gain (loss) on investments................................    (744,001)    (376,685)
  Unrealized appreciation (depreciation) of investments for the year.....  (1,212,577)  (1,668,369)
                                                                          ------------------------
       Net increase in net assets from operations........................  (1,673,680)    (234,472)
                                                                          ------------------------
Annuity unit transactions:
Annuity payments.........................................................  (1,162,193)  (1,372,769)
Increase (decrease) in annuity reserves for mortality experience (Note 1)      22,553        3,221
                                                                          ------------------------
  Net decrease in net assets derived from annuity unit transactions......  (1,139,640)  (1,369,548)
                                                                          ------------------------
       Total increase (decrease) in net assets...........................  (2,813,320)  (1,604,020)
Net Assets:
  Beginning of period....................................................   9,368,419   10,972,439
                                                                          ------------------------
  End of period.......................................................... $ 6,555,099  $ 9,368,419
                                                                          ------------------------


                                                                           SA-3
                      See notes to financial statements.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements


1. SUMMARY OF ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. As of December 31, 2002, all assets of the Separate Account are invested in the FTVIPT - Templeton Growth Securities Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Valuation of Securities

Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

Dividends

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.

Income Taxes

Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

Annuity Reserves

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3. INVESTMENT TRANSACTIONS

During the period ended December 31, 2002, FTVIPT - Templeton Growth Securities Fund Class 1 shares purchases and sales aggregated $372,754 and $1,228,032 respectively. Realized gains and losses are reported on an identified cost basis.

4. FINANCIAL HIGHLIGHTS

                              Investment  Expense Total
                             Income Ratio  Ratio  Return
                        --------------------------------
                        2002     2.4%      1.1%   -17.7%

Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the separate account from the underlying mutual fund, net of management fees assumed by the fund manager, divided by the average net assets. This ratio excludes the periodic charge which results in a direct reduction to the unit values. The recognition of investment income by the separate account is affected by the timing of the declaration of dividends by the underlying fund in which the separate account invests.

Expense Ratio represents the annualized contract expenses of the separate account consisting of the periodic charge and includes only those expenses that result in a direct reduction to unit values.

Total Return includes changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio, and excludes the effect of the assumed interest rate.

5. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the FTVIPT - Templeton Growth Securities Fund Class 1. The Fund's investment securities are managed by professional investment managers within established guidelines. As of December 31, 2002, in management's opinion, the Separate Account had no significant concentration of credit risk.

Report of Independent Certified Public Accountants


The Participants of
Templeton Funds Retirement Annuity Separate Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Templeton Funds Retirement Annuity Separate Account (the Separate Account) at December 31, 2002, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
January 24, 2003

                                                             INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.
--------------------------------------------------------------------------------
Consumer Price Index (CPI) is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the U.S.; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------
Credit Suisse First Boston (CSFB) High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average (the Dow(R)) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire
Associates, Inc.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
--------------------------------------------------------------------------------
J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government securities and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index includes those issues in the Lehman Brothers Government Bond Index and
Corporate Bond Index. The index includes those issues of the U.S. government and agencies thereof, domestic corporate issues and foreign dollar denominated issues. All issues included are Baa/BBB or better. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index is a composite of the Government/Cor-
porate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lipper Target Maturity Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Target Maturity Funds classification. Lipper Target Maturity Funds invest principally in zero coupon U.S. Treasury securities or in coupon-bearing U.S. government securities targeted to mature in a specific year.

--------------------------------------------------------------------------------
Lipper VIP Equity Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity
Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 65% of their portfolio in dividend paying equity securities. As of 12/31/02, there were 51 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/02, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Multi-Cap Value Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. As of
12/31/02, there were 91 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP General U.S. Government Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/02, there were 44 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

--------------------------------------------------------------------------------
Merrill Lynch Treasury 5- and 10-Year Zero Coupon Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index
is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets globally.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is market capitalization-weighted and measures the total returns of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.
--------------------------------------------------------------------------------
Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.
--------------------------------------------------------------------------------
Russell 1000(R) Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of 6/30/02.
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of 6/30/02.
--------------------------------------------------------------------------------
Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000(R) Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of 6/30/02.
--------------------------------------------------------------------------------
Russell 3000 Value Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

--------------------------------------------------------------------------------
Standard & Poor's (S&P) Midcap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value.
--------------------------------------------------------------------------------
Standard & Poor's (S&P) Smallcap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

Independent Board Members

                                                   Number of
                                               Portfolios in Fund
                                   Length of    Complex Overseen
Name, Age and Address     Position Time Served  by Board Member*  Other Directorships Held
------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81) Trustee  Since 1988         106         None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company); and formerly, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996)and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)     Trustee  Since 1988         133         Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer andChairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (74)    Trustee  Since 1998          42         None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and
formerly, member and Chairman ofthe Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California;
and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)  Trustee  Since 1989         134         None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)    Trustee  Since 1988         106         Director, The California Center for Land Recycling
One Franklin Parkway                                              (redevelopment).
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)    Trustee  Since 1993         133         Director, White Mountains Insurance Group, Ltd. (holding
One Franklin Parkway                                              company); Martek Biosciences Corporation; MedImmune, Inc.
San Mateo, CA 94403-1906                                          (biotechnology); Overstock.com (Internet services); and
                                                                  Spacehab, Inc. (aerospace services).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation
(financial services) (until 1998)and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------

                                                                          BOD-1

Interested Board Members and Officers

                                                                       Number of
                                                                   Portfolios in Fund
                                               Length of            Complex Overseen
Name, Age and Address           Position       Time Served          by Board Member*  Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)       Trustee and    Since 1988                 133         None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President, Franklin TempletonDistributors, Inc.; Director, Fiduciary Trust Company International;
officer and/or director or trustee, as the case may be, of some of the other subsidiaries ofFranklin Resources,
Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)   Trustee,       Trustee since 1988         116         None
One Franklin Parkway            President and  and President and
San Mateo, CA 94403-1906        Chief          Chief Executive
                                Executive      Officer--Investment
                                Officer--      Management since
                                Investment     2002
                                Management

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.;Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/ordirector or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies
inFranklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------
**CHRISTOPHER H. PINKERTON (44) Trustee        Since 2001                  24         None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors; President
and Chief Executive Officer, USAllianzInvestment Advisor and USAllianz VIP Trust; Senior Vice President, Variable
Products Division, Allianz Life Insurance Company of North America; fellow, LifeManagement Institute; and formerly,
Vice President of Marketing, Nationwide Financial Services (until 1999).
--------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)            Vice President Since 1988                 Not         None
One Franklin Parkway                                                   Applicable
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.;Executive Vice President, Franklin Advisers, Inc.; Director, Franklin
Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, ofsome of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)         Vice President Since 1995                 Not         None
One Franklin Parkway                                                   Applicable
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin
Resources, Inc.; Senior Vice President and ChiefFinancial Officer, Franklin Mutual Advisers, LLC; Executive Vice
President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive VicePresident and Chief
Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, FranklinInvestment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Franklin Advisory Services, LLC; Chairman, FranklinTempleton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies
inFranklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

BOD-2

                                                                 Number of
                                                             Portfolios in Fund
                                               Length of      Complex Overseen
Name, Age and Address          Position        Time Served    by Board Member*  Other Directorships Held
--------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)          Senior Vice     Since 2002           Not         None
500 East Broward Blvd.         President and                     Applicable
Suite 2100                     Chief Execu-
Fort Lauderdale, FL 33394-3091 tive Officer --
                               Finance and
                               Administration


Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
50 of the investment companies in FranklinTempleton Investments.
--------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)              Vice President Since 2000           Not         None
One Franklin Parkway                                             Applicable
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director,
Property Resources, Inc. and Franklin Properties, Inc.; officerand/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton
Investments; andformerly, President, Chief Executive Officer and Director, Property Resources Equity Trust
(until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)          Vice President  Since 2000           Not         None
One Franklin Parkway                                             Applicable
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton
Worldwide, Inc. and officer of one of the othersubsidiaries of Franklin Resources, Inc., and of 50 of the
investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division ofInvestment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, Securitiesand Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)         Vice President  Since 2002           Not         Director, FTI Banque, Arch
600 5th Avenue                 -- AML                            Applicable     Chemicals, Inc. and Lingnan
Rockefeller Center             Compliance                                       Foundation.
New York, NY 10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the othersubsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (39)      Treasurer and   Treasurer            Not         None
One Franklin Parkway           Chief Financial since 2000        Applicable
San Mateo, CA 94403-1906       Officer         and Chief
                                               Financial
                                               Officer since
                                               2002

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in
 Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------

                                                                          BOD-3

                                                        Number of
                                                    Portfolios in Fund
                                        Length of    Complex Overseen
Name, Age and Address    Position       Time Served  by Board Member*  Other Directorships Held
-----------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)   Vice President Since 2000         Not         None
One Franklin Parkway     and Secretary                  Applicable
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50of the investment companies in
Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director,
Templeton Franklin InvestmentServices (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------

 *We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Mr. Pinkerton is considered an interested person of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.





 The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.


BOD-4